UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2004

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon (State or other jurisdiction of incorporation or organization)	91-1795219 (I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit	Description

99.1	Press Release dated February 3, 2004 of Corillian Corporation

Item 9. Regulation FD Disclosure.

     The following information is provided under Item 12 of Form 8-K:

On February 3, 2004, Corillian Corporation issued a press release providing its financial results as of and for the three and twelve months ended December 31, 2003. A copy of such release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2004

CORILLIAN CORPORATION

	By:	/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated February 3, 2004 of Corillian Corporation